UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): March 30, 2006

FortuNet, Inc.
(Exact name of Registrant as specified in its charter)

Nevada	000-51703	88-0252188
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

2950 South Highland Drive, Suite C
Las Vegas, Nevada		89109
(Address of principal executive offices)		(Zip Code)
Registrant’s telephone number, including area code : (702) 796-9090
Not Applicable

(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition.
On March 30, 2006, FortuNet, Inc. (the “Company”) issued a press release announcing its results of operations for the three and twelve months ended December 31, 2005. A copy of this press release is furnished as Exhibit 99.1 and is incorporated by reference.
The information contained in this Item 2.02 and the exhibit attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, and shall not be deemed incorporated by reference in any filing with the Securities and Exchange Commission under the Securities Exchange Act of 1934 or the Securities Act of 1933, whether made before or after the date hereof and irrespective of any general incorporation language in any filings.
Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.
(c) On February 16, 2006, Boris Itkis, was appointed by the Board of Directors as the Company’s Vice President of Engineering, Secretary and Treasurer. Mr. Itkis’ term of office in these capacities is on an at will basis. There is no agreement, arrangement or understanding pursuant to which Mr. Itkis was appointed to these positions. Mr. Itkis will continue to serve as the Company’s Chief Technical Officer and Director of Engineering. Mr. Itkis will continue to serve as a member of the Company’s Board of Directors. The information required by Items 401(b), (d) and (e) and Item 404(a) of Regulation S-K is set forth in the Company’s Registration Statement on Form S-1 (File No. 333-128391) filed on January 30, 2006, under the heading “Management—Executive Officers, Significant Employees and Directors” and is incorporated by reference.
The Company delayed making public announcement regarding the appointment of Boris Itkis until March 30, 2006 through a press release as described in Item 8.01 below and delayed filing this Form 8-K until that date as permitted by the instructions to Form 8-K.
Item 7.01 Regulation FD Disclosure.
The information set forth in Item 2.02 above, including the exhibit referred to therein, is incorporated herein by reference.
The information contained in this Item 7.01 and the exhibit attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, and shall not be deemed incorporated by reference in any filing with the Securities and Exchange Commission under the Securities Exchange Act of 1934 or the Securities Act of 1933, whether made before or after the date hereof and irrespective of any general incorporation language in any filings.
Item 8.01 Other Events.
On March 30, 2006, the Company issued a press release announcing the appointment of Mr. Boris Itkis as the Company’s Vice President of Engineering, Secretary and Treasurer as described in Item 5.02 above. A copy of this press release is furnished as Exhibit 99.1 and is incorporated by reference.
The Company expressly disclaims any obligation to update a press release and cautions that it is only accurate on the date it was presented. The inclusion of any data or statements in a press release does not signify that the information is considered material.
Item 9.01 Financial Statements and Exhibits.
(d) Exhibits

Exhibit No.	Description

99.1	Press Release dated March 30, 2006

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FORTUNET, INC.

March 30, 2006	By:	/s/ Yuri Itkis

Yuri Itkis, Chief Executive Officer and
Chairman of the Board

Exhibit Index

Exhibit No.	Description
99.1	Press Release dated March 30, 2006